UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04797

Oppenheimer Equity Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 4/30/2014

Item 1. Reports to Stockholders.

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER EQUITY INCOME FUND

SEMIANNUAL REPORT 4.30.2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell 1000 Value Index	S&P 500 Index
6-Month	8.22%	1.99%	9.61%	8.36%
1-Year	18.19	11.40	20.90	20.44
5-Year	20.27	18.85	19.52	19.14
10-Year	9.27	8.63	7.95	7.67

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2      OPPENHEIMER EQUITY INCOME FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a cumulative total return of 8.22% during the reporting period. On a relative basis, the Fund underperformed the Russell 1000 Value Index (the “Index”), which returned 9.61% during the same period. The Fund’s underperformance relative to the Index stemmed primarily from an overweight position and less favorable stock selection in the consumer discretionary sector, along with weaker relative stock selection in the energy sector. The Fund outperformed the Index in the telecommunication services and financials sectors, due to stronger relative stock selection.

MARKET OVERVIEW

The global economy finished 2013 with slow and steady growth throughout the developed world. U.S. growth improved during the reporting period driven by continued strength in manufacturing, reasonable employment gains and moderating housing activity. In May 2013, market volatility picked up measurably as remarks from former Federal Reserve (“Fed”) Chairman Ben Bernanke indicated a possible tapering of the Fed’s asset purchase program if the economy continued to show improvement. However, when the Fed actually announced in December that it would reduce its asset purchases by $10 billion a month from $85 billion to $75 billion, its decision to “taper” was met with relative calm in financial markets.

In January 2014, investors worried that ongoing downturns in the emerging markets might dampen the U.S. economic recovery, leading to renewed volatility in stock and bond markets. In addition, over the first four months of 2014, financial headlines were full of discussion of Fed policy, turmoil in Ukraine, and the implications of a slowdown in China. The U.S. continued to grow at a moderate pace, but slowed over the first quarter of 2014. The Eurozone also grew at a slightly faster pace than 2013, but has continued to struggle with very low inflation and weak bank lending. The Fed continued its program of “tapering” asset purchases by $10 billion per month for the first three months of the year, bringing their current monthly purchases to $55 billion in March (in January 2014, Janet Yellen was confirmed as next Fed chairman).

FUND REVIEW

During the reporting period, top performing holdings of the Fund included Merck & Co., Inc., Apple, Inc. and Frontier Communications Corp. Merck, a pharmaceutical giant, benefited from a number of analyst recommendation upgrades this reporting period. The increase in opinion and outlook stemmed, in part, from an earlier than expected regulatory filing for the company’s key immuno-oncology compound that aims to boost the immune system to fight cancer. We

3      OPPENHEIMER EQUITY INCOME FUND

believe this drug has the potential to be a revenue blockbuster. Additionally, disappointing news from Bristol-Myers about a competing drug in development further enhances the outlook for Merck’s drug. Apple performed well during the second half of 2013 due to excitement surrounding the introduction of two new iPhones as well as the addition of China Mobile as a distribution partner. Apple also rallied strongly in April 2014 after iPhone sales came in higher than analysts anticipated and the company announced a 7-for-1 stock split and increased both its dividend and share repurchases. Frontier Communications, a rural local exchange carrier (RLEC), provides communication services to customers located mostly in rural or small urban areas throughout the U.S. The company reported results that topped expectations, driven in part by momentum in broadband subscribers. Strong growth in subscribers was fueled by market share gains against cable providers. Additionally, margins expanded as cost savings exceeded expectations.

The most significant detractors from performance during the reporting period were Best Buy Co., Inc. and General Motors Co. (GM). Best Buy, a retailer of consumer electronics, reported disappointing results leading to Wall Street’s downward revision of estimates. The shortfall, versus expectations, stemmed primarily from weaker holiday sales – reflecting the highly promotional environment that negatively affected profitability. Further exacerbating the weakened results was severe winter weather, which impacted store traffic. We have maintained our holdings of Best Buy as management is aggressively cutting costs. We believe these actions should initially stabilize margins and, eventually, may lead to rising profitability.

After a strong performance for most of 2013, consumer discretionary was one of the worst performing sectors of the Russell 1000 Value Index during the six-month reporting period. Auto stocks, such as GM, suffered early in 2014 as investors became concerned that the sales momentum from 2013 would not be sustained. Additionally, recently announced recalls have weighed on GM’s stock price as they hurt both the consumer’s perception of manufacturing quality and the company’s profitability. As of the reporting period’s end, we remain positive on the outlook for autos because we believe pent-up demand may continue to drive sales higher.

STRATEGY & OUTLOOK

The Fund aims to provide shareholders with long-term growth of capital and a competitive level of income. It invests primarily in the common stocks of large, dividend-paying companies, but may also own income-oriented investments such as preferred shares, convertible bonds and other types of fixed income securities. Through intensive fundamental research and the careful management of portfolio risks, the Fund aims to deliver strong returns compared to its peers.

4      OPPENHEIMER EQUITY INCOME FUND

We are optimistic about the market for the remainder of 2014. We believe the economy can continue to improve, driven by an ongoing recovery in the housing market, still low interest rates and better consumer balance sheets. In our view, corporate earnings should continue to grow in-line with an improving economy and dividends should increase in-line with earnings. We expect interest rates to grind higher during 2014, which should result in flat to negative returns for most fixed income asset classes and make equities look even more appealing. Wildcards remain, including the Middle East, Ukraine and Washington D.C., but overall our outlook for equities in 2014 remains positive at period end.

Michael S. Levine, CFA Portfolio Manager

5      OPPENHEIMER EQUITY INCOME FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

JPMorgan Chase & Co.	3.8%
Citigroup, Inc.	3.7
Apple, Inc.	3.7
Chevron Corp.	2.7
Ford Motor Co.	2.5
General Motors Co.	2.3
MetLife, Inc.	2.3
Microsoft Corp.	1.9
CenturyLink, Inc.	1.9
Assured Guaranty Ltd.	1.9

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2014, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Commercial Banks	10.2%
Oil, Gas & Consumable Fuels	9.3
Insurance	6.1
Diversified Telecommunication Services	5.6
Pharmaceuticals	5.1
Automobiles	4.8
Real Estate Investment Trusts (REITs)	4.7
Technology Hardware, Storage & Peripherals	3.9
Capital Markets	3.2
Specialty Retail	2.6

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2014, and are based on net assets.

PORTFOLIO ALLOCATION

Common Stocks	82.5%
Convertible Corporate Bonds and Notes	8.3
Structured Securities	4.9
Preferred Stocks	2.2
Non-Convertible Corporate Bonds and Notes	1.5
Investment Company Oppenheimer Institutional Money Market Fund	0.5
Mortgage-Backed Obligations Non-Agency	0.1
Government Agency	—*
Exchange-Traded Options Purchased	— *
U.S. Government Obligations	— *
Rights, Warrants and Certificates	— *

*	Represents a value of less than 0.005%.

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2014, and are based on the total market value of investments.

6      OPPENHEIMER EQUITY INCOME FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/14

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OAEIX)	2/13/87	8.22%	18.19%	20.27%	9.27%
Class B (OBEIX)	3/3/97	7.74%	17.13%	19.15%	8.70%
Class C (OCEIX)	3/3/97	7.78%	17.29%	19.31%	8.36%
Class I (OIEIX)	2/28/12	8.42%	18.66%	18.82%*	N/A
Class N (ONEIX)	3/1/01	8.01%	17.84%	19.79%	8.84%
Class Y (OYEIX)	2/28/11	8.33%	18.54%	12.39%*	N/A
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/14
	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OAEIX)	2/13/87	1.99%	11.40%	18.85%	8.63%
Class B (OBEIX)	3/3/97	2.74%	12.13%	18.95%	8.70%
Class C (OCEIX)	3/3/97	6.78%	16.29%	19.31%	8.36%
Class I (OIEIX)	2/28/12	8.42%	18.66%	18.82%*	N/A
Class N (ONEIX)	3/1/01	7.01%	16.84%	19.79%	8.84%
Class Y (OYEIX)	2/28/11	8.33%	18.54%	12.39%*	N/A
* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the Russell 1000 Value Index and the S&P 500 Index. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The Indices are unmanaged and

7      OPPENHEIMER EQUITY INCOME FUND

cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8      OPPENHEIMER EQUITY INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9      OPPENHEIMER EQUITY INCOME FUND

Actual	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During 6 Months Ended April 30, 2014
Class A	$1,000.00	$1,082.20	$5.02
Class B	1,000.00	1,077.40	9.47
Class C	1,000.00	1,077.80	8.95
Class I	1,000.00	1,084.20	3.05
Class N	1,000.00	1,080.10	6.83
Class Y	1,000.00	1,083.30	3.67

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.98	4.87
Class B	1,000.00	1,015.72	9.19
Class C	1,000.00	1,016.22	8.69
Class I	1,000.00	1,021.87	2.96
Class N	1,000.00	1,018.25	6.63
Class Y	1,000.00	1,021.27	3.56

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2014 are as follows:

Class	Expense Ratios
Class A	0.97%
Class B	1.83
Class C	1.73
Class I	0.59
Class N	1.32
Class Y	0.71

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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STATEMENT OF INVESTMENTS April 30, 2014 Unaudited

	Shares	Value

Common Stocks—83.0%

Consumer Discretionary—13.5%

Auto Components—1.8%

American Axle & Manufacturing Holdings, Inc.[1]	1,000	$17,650

Lear Corp.[2]	1,245,000	103,409,700

		103,427,350

Automobiles—4.8%

Ford Motor Co.	9,252,501	149,427,891

General Motors Co.[2]	3,972,838	136,983,454

		286,411,345

Household Durables—1.0%

MDC Holdings, Inc.	1,932,500	53,337,000

Standard Pacific Corp.[1,2]	900,000	7,191,000

		60,528,000

Media—1.0%

Time Warner Cable, Inc.	405,750	57,397,395

Multiline Retail—2.3%

J.C. Penney Co., Inc.[1]	1,746,900	14,883,588

Kohl’s Corp.	1,005,000	55,063,950

Target Corp.	1,100,000	67,925,000

		137,872,538

Specialty Retail—2.6%

Best Buy Co., Inc.[2]	3,032,500	78,632,725

Foot Locker, Inc.	1,359,700	63,266,841

Staples, Inc.	1,100,000	13,750,000

		155,649,566

Consumer Staples—4.1%

Beverages—0.6%

Molson Coors Brewing Co., Cl. B, Non-Vtg.	267,000	16,011,990

PepsiCo, Inc.	230,000	19,754,700

		35,766,690

Food & Staples Retailing—1.8%

CVS Caremark Corp.	182,000	13,235,040

Kroger Co. (The)[2]	1,000,000	46,040,000

Walgreen Co.	680,000	46,172,000

		105,447,040

Food Products—1.2%

Archer-Daniels-Midland Co.	685,000	29,955,050

ConAgra Foods, Inc.	440,000	13,424,400

Pinnacle Foods, Inc.	840,000	25,536,000

		68,915,450

Household Products—0.0%

Procter & Gamble Co. (The)[2]	25,000	2,063,750

11      OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Tobacco—0.5%

Philip Morris International, Inc.	360,000	$30,754,800

Energy—11.0%

Energy Equipment & Services—1.7%

Ensco plc, Cl. A	1,100,000	55,495,000

Halliburton Co.	720,000	45,410,400

		100,905,400

Oil, Gas & Consumable Fuels—9.3%

Apache Corp.	782,500	67,921,000

BP plc, Sponsored ADR	1,832,500	92,761,150

Chevron Corp.	1,250,000	156,900,000

Exxon Mobil Corp.[2]	277,500	28,418,775

Kinder Morgan, Inc.	3,325,000	108,594,500

Royal Dutch Shell plc, ADR	740,000	58,267,600

Williams Cos., Inc. (The)	825,000	34,790,250

		547,653,275

Financials—24.9%

Capital Markets—3.2%

Credit Suisse Group AG, Sponsored ADR[1]	880,000	27,869,600

Goldman Sachs Group, Inc. (The)	465,000	74,316,300

Morgan Stanley	2,205,000	68,200,650

State Street Corp.	250,000	16,140,000

		186,526,550

Commercial Banks—10.2%

Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR	975,000	12,041,250

Bank of America Corp.	1,150,000	17,411,000

CIT Group, Inc.[2]	575,000	24,753,750

Citigroup, Inc.	4,625,000	221,583,750

JPMorgan Chase & Co.[2]	4,000,000	223,920,000

M&T Bank Corp.	27,500	3,355,275

Wells Fargo & Co.[2]	2,000,000	99,280,000

		602,345,025

Diversified Financial Services—0.7%

KKR Financial Holdings LLC	3,775,000	43,563,500

Insurance—6.1%

ACE Ltd.	205,000	20,975,600

Assured Guaranty Ltd.	4,675,000	111,779,250

Everest Re Group Ltd.[2]	310,000	48,989,300

MetLife, Inc.	2,575,000	134,801,250

XL Group plc	1,430,500	44,846,175

		361,391,575

Real Estate Investment Trusts (REITs)—4.7%

Apollo Commercial Real Estate Finance, Inc.	1,800,000	30,618,000

Ashford Hospitality Prime, Inc.	237,500	3,643,250

Ashford Hospitality Trust, Inc.	2,200,000	22,572,000

Blackstone Mortgage Trust, Inc., Cl. A	158,600	4,508,998

Colony Financial, Inc.	2,600,000	56,550,000

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	Shares	Value

Real Estate Investment Trusts (REITs) (Continued)

CYS Investments, Inc.	2,500,000	$21,500,000

Digital Realty Trust, Inc.	587,500	31,372,500

Rayonier, Inc.	497,500	22,437,250

Starwood Property Trust, Inc.	2,537,775	61,033,489

Two Harbors Investment Corp.	2,250,000	23,355,000

		277,590,487

Health Care—6.5%

Health Care Equipment & Supplies—0.7%

Baxter International, Inc.[2]	240,000	17,469,600

Medtronic, Inc.	411,250	24,189,725

		41,659,325

Health Care Providers & Services—0.7%

UnitedHealth Group, Inc.	525,000	39,396,000

Pharmaceuticals—5.1%

AbbVie, Inc.	90,000	4,687,200

GlaxoSmithKline plc, Sponsored ADR	670,000	37,097,900

Merck & Co., Inc.[2]	1,840,000	107,750,400

Pfizer, Inc.[2]	3,250,000	101,660,000

Roche Holding AG, Sponsored ADR	41,750	1,530,138

Teva Pharmaceutical Industries Ltd., Sponsored ADR[2]	1,020,000	49,837,200

		302,562,838

Industrials—2.6%

Aerospace & Defense—0.8%

General Dynamics Corp.	267,500	29,277,875

Textron, Inc.	490,000	20,041,000

		49,318,875

Commercial Services & Supplies—0.7%

R.R. Donnelley & Sons Co.	2,350,000	41,360,000

Electrical Equipment—0.1%

General Cable Corp.	259,700	6,653,514

Industrial Conglomerates—0.4%

General Electric Co.	800,000	21,512,000

Machinery—0.1%

Navistar International Corp.[1]	200,000	7,586,000

Marine—0.3%

Costamare, Inc.	708,982	15,200,574

Diana Containerships, Inc.	1,195,000	4,499,175

		19,699,749

Road & Rail—0.2%

CSX Corp.	380,000	10,723,600

Information Technology—7.2%

Communications Equipment—1.3%

Cisco Systems, Inc.	1,225,000	28,309,750

13      OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Communications Equipment (Continued)

QUALCOMM, Inc.[2]	600,000	$47,226,000

		75,535,750

Semiconductors & Semiconductor Equipment—0.1%

Intel Corp.	175,000	4,670,750

Software—1.9%

Microsoft Corp.[2]	2,787,500	112,615,000

Technology Hardware, Storage & Peripherals—3.9%

Apple, Inc.[2]	369,105	217,805,169

EMC Corp.	337,500	8,707,500

Seagate Technology plc	111,475	5,861,356

		232,374,025

Materials—5.0%

Chemicals—1.7%

Celanese Corp., Series A2	544,600	33,454,778

LyondellBasell Industries NV, Cl. A	190,000	17,575,000

Mosaic Co. (The)[2]	170,000	8,506,800

Potash Corp. of Saskatchewan, Inc.[2]	1,200,000	43,392,000

		102,928,578

Metals & Mining—1.0%

Allegheny Technologies, Inc.[2]	537,500	22,145,000

Freeport-McMoRan Copper & Gold, Inc.	1,032,500	35,487,025

		57,632,025

Paper & Forest Products—2.3%

Domtar Corp.	600,000	56,016,000

International Paper Co.	1,375,000	64,143,750

Louisiana-Pacific Corp.[1]	878,000	14,390,420

		134,550,170

Telecommunication Services—5.6%

Diversified Telecommunication Services—5.6%

AT&T, Inc.[2]	1,650,000	58,905,000

CenturyLink, Inc.[2]	3,223,000	112,514,930

Consolidated Communications Holdings, Inc.[2]	1,100,000	21,912,000

Verizon Communications, Inc.	1,210,000	56,543,300

Windstream Holdings, Inc.[2]	8,900,000	80,723,000

		330,598,230

Utilities—2.6%

Electric Utilities—2.3%

American Electric Power Co., Inc.[2]	662,500	35,649,125

Edison International[2]	692,500	39,167,800

FirstEnergy Corp.	1,075,000	36,281,250

PPL Corp.	620,000	20,670,800

Southern Co. (The)	57,500	2,635,225

		134,404,200

14      OPPENHEIMER EQUITY INCOME FUND

	Shares	Value

Independent Power and Renewable Electricity Producers—0.3%

NRG Energy, Inc.[2]	525,000	$17,178,000

Total Common Stocks (Cost $3,995,409,950)		4,907,168,365

Preferred Stocks—2.2%

American Homes 4 Rent, 5% Cum., Series A, Non-Vtg.	498,900	12,228,039

American Homes 4 Rent, 5% Cum., Series B, Non-Vtg.	675,800	16,354,360

Beazer Homes USA, Inc., 7.50% Cv.	1,029,050	30,799,467

Continental Airlines Finance Trust II, 6% Cv., Non-Vtg.	395,950	19,760,360

iStar Financial, Inc., 4.50% Cv., Non-Vtg.	321,525	20,940,923

MetLife, Inc., 5% Cv., Non-Vtg.	462,500	14,083,125

PPL Corp. 8.75% Cv., Non-Vtg.	265,000	14,310,000

Total Preferred Stocks (Cost $118,428,308)		128,476,274

	Units

Rights, Warrants and Certificates—0.0%

Kinder Morgan, Inc. Wts., Strike Price $40, Exp. 2/15/17[1] (Cost $2,577,600)	1,440,000	2,793,600

	Principal Amount

Mortgage-Backed Obligations—0.1%

Banc of America Funding Trust, Series 2007-C, Cl. 1A4, 5.304%, 5/20/36[3]	126,749	123,502

Banc of America Mortgage Trust, Series 2004-E, Cl. 2A6, 2.831%, 6/25/34[3]	196,277	196,892

Countrywide Alternative Loan Trust, Series 2005-29CB, Cl. A4, 5%, 7/25/35	1,150,929	993,655

Federal Home Loan Mortgage Corp. Gold Pool:
8.00%, 4/1/16	3,416	3,528
9.00%, 8/1/22-5/1/25	2,507	2,774

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 12.488%, 4/1/27[4]	119,006	21,184
Series 192, Cl. IO, 8.492%, 2/1/28[4]	35,185	7,560
Series 243, Cl. 6, 0.00%, 12/15/32[4,5]	134,765	27,140

Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.101%, 6/1/26[6]	35,841	33,576

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 151, Cl. F, 9%, 5/15/21	7,714	8,550

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2130, Cl. SC, 49.529%, 3/15/29[4]	120,142	29,138
Series 2639, Cl. SA, 0.00%, 7/15/22[4,5]	37,100	532
Series 2796, Cl. SD, 49.474%, 7/15/26[4]	169,474	38,114

Federal National Mortgage Assn. Pool:
7.50%, 1/1/33	133,176	158,023
8.50%, 7/1/32	6,519	7,527

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 214, Cl. 2, 40.90%, 3/1/23[4]	210,371	41,141
Series 222, Cl. 2, 18.115%, 6/1/23[4]	267,746	46,596
Series 247, Cl. 2, 43.885%, 10/1/23[4]	72,480	17,013
Series 252, Cl. 2, 40.909%, 11/1/23[4]	243,403	50,207
Series 319, Cl. 2, 0.00%, 2/1/32[4,5]	63,565	13,307
Series 320, Cl. 2, 4.784%, 4/1/32[4]	359,508	81,032

15      OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Mortgage-Backed Obligations (Continued)

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 331, Cl. 9, 5.49%, 2/1/33[4]	$29,352	$6,471
Series 334, Cl. 17, 12.171%, 2/1/33[4]	142,720	31,890
Series 339, Cl. 12, 0.00%, 6/25/33[4,5]	266,717	56,424
Series 343, Cl. 13, 0.00%, 9/1/33[4,5]	255,766	44,926
Series 343, Cl. 18, 0.00%, 5/1/34[4,5]	38,572	6,402
Series 345, Cl. 9, 0.00%, 1/1/34[4,5]	209,409	43,530
Series 351, Cl. 10, 0.00%, 4/1/34[4,5]	62,704	11,682
Series 351, Cl. 8, 0.00%, 4/1/34[4,5]	132,334	24,461
Series 356, Cl. 10, 0.00%, 6/1/35[4,5]	98,520	18,230
Series 356, Cl. 12, 0.00%, 2/1/35[4,5]	48,138	8,935
Series 362, Cl. 13, 0.00%, 8/1/35[4,5]	575,686	92,379
Series 364, Cl. 16, 0.00%, 9/1/35[4,5]	215,298	35,567

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-63, Cl. SD, 27.609%, 12/18/31[4]	3,668	725
Series 2001-65, Cl. S, 23.00%, 11/25/31[4]	235,127	50,074
Series 2001-68, Cl. SC, 27.403%, 11/25/31[4]	2,257	498
Series 2001-81, Cl. S, 20.924%, 1/25/32[4]	59,333	15,236
Series 2002-47, Cl. NS, 28.217%, 4/25/32[4]	145,785	36,637
Series 2002-51, Cl. S, 28.413%, 8/25/32[4]	133,863	33,640
Series 2002-52, Cl. SD, 30.955%, 9/25/32[4]	183,900	46,717
Series 2002-7, Cl. SK, 21.707%, 1/25/32[4]	4,070	724
Series 2002-77, Cl. BS, 21.107%, 12/18/32[4]	7,843	1,887
Series 2002-77, Cl. SH, 30.913%, 12/18/32[4]	92,691	23,362
Series 2002-9, Cl. MS, 23.135%, 3/25/32[4]	88,675	18,807
Series 2002-90, Cl. SN, 25.781%, 8/25/32[4]	6,419	1,066
Series 2002-90, Cl. SY, 32.629%, 9/25/32[4]	3,545	581
Series 2003-4, Cl. S, 27.03%, 2/25/33[4]	144,556	35,591
Series 2003-46, Cl. IH, 0.00%, 6/25/23[4,5]	884,457	126,691
Series 2004-54, Cl. DS, 35.546%, 11/25/30[4]	164,654	29,541
Series 2005-14, Cl. SE, 34.911%, 3/25/35[4]	205,395	30,925
Series 2005-93, Cl. SI, 13.685%, 10/25/35[4]	122,496	20,684

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 4.925%, 9/25/23[6]	104,617	94,541

Government National Mortgage Assn. I Pool:
7.00%, 1/15/24-4/15/26	49,230	53,561
7.50%, 5/15/27	226,998	257,106
8.00%, 5/15/17	4,085	4,245
8.50%, 8/15/17-12/15/17	3,032	3,271

Government National Mortgage Assn. II Pool, 1.625%, 3/20/26[3]	8,669	9,013

Government National Mortgage Assn., Interest-Only Stripped Mtg.-
Backed Security, Series 2002-15, Cl. SM, 59.553%, 2/16/32[4]	217,142	39,812

JP Morgan Mortgage Trust:
Series 2007-A3, Cl. 3A2M, 4.521%, 5/25/37[3]	67,507	65,275
Series 2007-S3, Cl. 1A90, 7.00%, 8/25/37	515,659	475,191

MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 2.641%, 4/21/34[3]	209,655	214,052

RALI Trust:
Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	65,639	66,855
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	32,499	26,367

16      OPPENHEIMER EQUITY INCOME FUND

	Principal Amount	Value

Mortgage-Backed Obligations (Continued)

RALI Trust: (Continued)

WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR14, Cl. 1A4, 2.379%, 12/25/35[3]	$286,164	$267,989

Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Cl. 1A2, 5.658%, 10/25/36[3]	273,626	267,886

Total Mortgage-Backed Obligations (Cost $4,557,789)		4,600,438

U.S. Government Obligation—0.0%

Federal Home Loan Mortgage Corp. Nts., 5.25%, 4/18/16 (Cost $441,769)	425,000	464,945

Non-Convertible Corporate Bonds and Notes—1.5%

Agrium, Inc., 6.125% Sr. Unsec. Unsub. Nts., 1/15/41	240,000	280,132

Airgas, Inc., 3.25% Sr. Unsec. Nts., 10/1/15	481,000	497,235

Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	415,000	694,792

American Tower Corp., 7% Sr. Unsec. Nts., 10/15/17	370,000	430,892

Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	343,000	418,654

Arrow Electronics, Inc., 3.375% Sr. Unsec. Nts., 11/1/15	990,000	1,024,672

Bank of Amercia Corp., 7.75% Jr. Sub. Nts., 5/14/38	369,000	496,936

Bank of America Corp., 5.875% Sr. Unsec. Nts., 1/5/21	210,000	243,773

Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[7]	940,000	1,114,766

BNP Paribas SA, 5.186% Jr. Sub. Perpetual Bonds[3,7,8]	170,000	175,312

British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	325,000	513,479

Bunge Ltd. Finance Corp., 8.50% Sr. Unsec. Nts., 6/15/19	365,000	455,938

Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec. Nts., 5/1/40	143,000	167,672

Capital One Financial Corp., 4.75% Sr. Unsec. Nts., 7/15/21	262,000	289,530

CBS Corp., 7.875% Sr. Unsec. Nts., 7/30/30	296,000	396,404

Celgene Corp., 5.70% Sr. Unsec. Nts., 10/15/40	344,000	392,077

CenturyLink, Inc., 7.60% Sr. Unsec. Nts., 9/15/39	193,000	190,226

Citigroup, Inc., 6.125% Sr. Unsec. Nts., 11/21/17	968,000	1,107,231

CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21	462,000	536,032
5.875% Sr. Unsec. Unsub. Nts., 8/15/20	540,000	628,578

Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	317,000	455,192

CSX Corp., 5.50% Sr. Unsec. Nts., 4/15/41	148,000	170,342

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 6.375% Sr. Unsec. Nts., 3/1/41	431,000	484,531

El Paso Pipeline Partners Operating Co. LLC, 6.50% Sr. Unsec. Nts., 4/1/20	782,000	913,057

Energizer Holdings, Inc., 4.70% Sr. Unsec. Nts., 5/19/21	552,000	581,441

Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	461,000	498,609

Family Dollar Stores, Inc., 5% Sr. Unsec. Nts., 2/1/21	301,000	323,239

FirstEnergy Solutions Corp., 6.80% Sr. Unsec. Nts., 8/15/39	317,000	343,876

Frontier Communications Corp., 8.25% Sr. Unsec. Nts., 4/15/17	465,000	543,469

General Electric Capital Corp., 6.375% Unsec. Sub. Nts., 11/15/67[3]	1,005,000	1,120,575

Glen Meadow Pass-Through Trust, 6.505% Jr. Sub. Nts., 2/12/67[3,9]	631,000	631,000

Glencore Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	170,000	177,927
6.00% Sr. Unsec. Unsub. Nts., 10/15/15	411,000	439,844

17      OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes (Continued)

Goldman Sachs Capital I, 6.345% Sub. Nts., 2/15/34	$523,000	$554,018

Goldman Sachs Group, Inc. (The), 5.25% Sr. Unsec. Nts., 7/27/21	169,000	187,868

Harris Corp., 6.15% Sr. Unsec. Nts., 12/15/40	168,000	195,022

HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[3]	1,330,000	1,386,525

Huntington Bancshares, Inc., 7% Sub. Nts., 12/15/20	493,000	593,742

International Lease Finance Corp., 5.75% Sr. Unsec. Nts., 5/15/16	539,000	581,446

Interpublic Group of Cos., Inc. (The), 6.25% Sr. Unsec. Nts., 11/15/14	200,000	206,720

J.C. Penney Corp., Inc., 5.65% Sr. Unsec. Nts., 6/1/20	11,375,000	9,185,312

JPMorgan Chase & Co., 7.90% Jr. Sub. Perpetual Bonds, Series 1[3,8]	900,000	1,021,500

Juniper Networks, Inc., 5.95% Sr. Unsec. Nts., 3/15/41	219,000	226,935

Kinross Gold Corp., 3.625% Sr. Unsec. Nts., 9/1/16	419,000	436,509

KLA-Tencor Corp., 6.90% Sr. Unsec. Nts., 5/1/18	373,000	437,899

Liberty Mutual Group, Inc., 5% Sr. Unsec. Nts., 6/1/21[7]	808,000	887,142

Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[3]	1,102,000	1,113,020

Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[7]	598,000	689,905

Lorillard Tobacco Co., 7% Sr. Unsec. Nts., 8/4/41	354,000	419,746

Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[7]	735,000	837,374

Marriott International, Inc., 6.20% Sr. Unsec. Nts., 6/15/16	580,000	634,655

MBIA Insurance Corp.:
11.486% Sub. Nts., 1/15/33[7,10]	34,080,000	27,349,200
11.486% Sub. Nts., 1/15/33[10]	100,000	80,250

McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	288,000	343,005

Morgan Stanley:
5.50% Sr. Unsec. Nts., 7/24/20	218,000	247,656
5.55% Sr. Unsec. Nts., 4/27/17	1,275,000	1,424,095

Mylan, Inc., 6% Sr. Unsec. Nts., 11/15/18[7]	565,000	594,635

Nabors Industries, Inc., 6.15% Sr. Unsec. Nts., 2/15/18	680,000	769,203

Nexen Energy ULC, 6.40% Sr. Unsec. Unsub. Nts., 5/15/37	573,000	665,977

NII Capital Corp., 7.625% Sr. Unsec. Nts., 4/1/21	25,217,500	7,628,294

Nomura Holdings, Inc., 4.125% Sr. Unsec. Nts., 1/19/16	520,000	546,505

Oncor Electric Delivery Co. LLC, 7% Sr. Sec. Nts., 9/1/22	470,000	591,790

Potash Corp. of Saskatchewan, Inc., 5.625% Sr. Unsec. Nts., 12/1/40	323,000	374,304

PPL WEM Holdings Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[7]	763,000	842,150

Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts., 1/30/40	345,000	364,898

Range Resources Corp., 8% Sr. Sub. Nts., 5/15/19	503,000	525,660

Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[7]	305,000	311,344

Rent-A-Center, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	569,000	592,471

Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[9]	930,000	947,437

Rowan Cos, Inc., 5% Sr. Unsec. Nts., 9/1/17	579,000	630,093

Service Corp. International, 6.75% Sr. Unsec. Nts., 4/1/15	530,000	561,005

SLM Corp., 6.25% Sr. Unsec. Nts., 1/25/16	739,000	799,967

Standard Chartered plc, 6.409% Jr. Sub. Perpetual Bonds[3,7,8]	400,000	431,750

Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[3,7,8]	1,077,000	1,155,890

Symantec Corp., 4.20% Sr. Unsec. Nts., 9/15/20	625,000	646,526

Texas-New Mexico Power Co., 6.95% Sec. Nts., 4/1/43[7]	540,000	723,001

Time Warner Entertainment Co. LP, 8.375% Sr. Unsec. Nts., 7/15/33	279,000	403,848

UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[3,8]	243,000	258,503

Vale Canada Ltd., 5.70% Sr. Unsec. Nts., 10/15/15	31,000	33,149

18      OPPENHEIMER EQUITY INCOME FUND

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes (Continued)

Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	$318,000	$381,259

Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/21	307,000	316,978
6.50% Sr. Sec. Nts., 1/15/18	658,000	681,458

Wal-Mart Stores, Inc., 5.625% Sr. Unsec. Nts., 4/15/41	338,000	404,491

Weatherford International Ltd. (Bermuda), 5.125% Sr. Unsec. Unsub. Nts., 9/15/20	576,000	637,629

Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K3,8	382,000	435,480

Willis Group Holdings plc, 4.125% Sr. Unsec. Unsub. Nts., 3/15/16	563,000	591,406

Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[7]	390,000	421,306

Xstrata Finance Canada Ltd., 5.80% Sr. Unsec. Unsub. Nts., 11/15/16[7]	78,000	85,901

ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[3,9]	598,000	644,345

Total Non-Convertible Corporate Bonds and Notes (Cost $89,477,850)		90,775,630

Convertible Corporate Bonds and Notes—8.3%

CenterPoint Energy, Inc., 3.719% Cv. Sub. Nts., 9/15/29[1,3]	62,500	3,320,312

Colony Financial, Inc., 5% Cv. Sr. Unsec. Nts., 4/15/23	1,465,000	1,552,900

General Cable Corp., 4.50% Cv. Unsec. Sub. Nts., 11/15/29[3]	43,465,000	43,682,325

iStar Financial, Inc., 3% Cv. Sr. Unsec. Nts., 11/15/16	9,530,000	13,449,212

Liberty Interactive LLC, 0.75% Cv. Sr. Unsec. Nts., 3/30/43	10,000,000	13,036,190

MGIC Investment Corp.:
5.00% Cv. Sr. Unsec. Nts., 5/1/17	18,955,000	21,964,106
9.00% Cv. Jr. Sub. Nts., 4/1/63[7]	102,000,000	130,050,000

Micron Technology, Inc., 3% Cv. Sr. Unsec. Nts., 11/15/43	27,845,000	32,265,394

Molycorp, Inc., 6% Cv. Sr. Unsec. Nts., 9/1/17	15,750,000	12,698,438

Navistar International Corp.:
4.50% Cv. Sr. Sub. Nts., 10/15/18[7]	47,895,000	48,433,819
4.75% Cv. Sr. Sub. Nts., 4/15/19[7]	13,977,000	14,605,965

Peabody Energy Corp., 4.75% Cv. Jr. Sub. Nts., 12/15/41	52,435,000	41,784,141

Radian Group, Inc., 2.25% Cv. Sr. Unsec. Nts., 3/1/19	30,000,000	43,537,500

Starwood Property Trust, Inc., 4% Cv. Sr. Unsec. Nts., 1/15/19	7,490,000	8,683,719

United Airlines, Inc., 4.50% Cv. Sr. Unsec. Nts., 1/15/15	28,939,000	63,304,062

Total Convertible Corporate Bonds and Notes (Cost $401,851,046)		492,368,083
	Shares

Structured Securities—4.9%

Bank of America Corp., Allegheny Technologies, Inc. Equity Linked Nts., 10/23/14[1]	245,447	9,979,875

Bank of America Corp., American Axle & Manufacturing Holdings, Inc. Equity Linked Nts., 11/3/14[1]	574,713	10,073,751

Bank of America Corp., American International Group Equity Linked Nts., 10/3/14[1,7]	200,099	10,482,385

Bank of America Corp., Citigroup, Inc., Equity Linked Nts., 6/20/14[1,7]	196,344	9,477,090

Bank of America Corp., Standard Pacific Corp. Equity Linked Nts., 5/2/14[1,7]	1,203,370	9,868,924

Bank of America Corp., Standard Pacific Corp. Equity Linked Nts., 8/12/14[1,7]	1,728,848	14,207,630

Barclays Bank plc, Best Buy Co., Inc. Yield Enhanced Equity Linked Debt Securities, 7/22/14[1]	272,000	7,264,491

Barclays Bank plc, Radian Group, Inc. Yield Enhanced Equity Linked Debt Securities, 5/22/14[1,7]	790,000	11,004,218

19      OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Structured Securities (Continued)

Barclays Bank plc, Teva Pharmaceutical Industries Ltd. Yield Enhanced Equity Linked Debt Securities, 6/17/14[1]	248,000	$11,302,425

Barclays Bank plc, Yield Enhanced Equity Linked Debt Securities, 9/12/14[1]	201,000	9,803,229

Citigroup, Inc., American Axle & Manufacturing Holdings, Inc. Equity Linked Nts., 5/7/14[1,7]	538,793	10,192,221

Credit Suisse AG (New York Branch), Apple, Inc. Equity Linked Nts., 5/29/14[1]	27,535	16,267,561

Credit Suisse AG (New York Branch), Apple, Inc. Equity Linked Nts., 7/11/14[1]	27,796	16,455,179

Credit Suisse AG (New York Branch), Ford Motor Co. Equity Linked Nts., 6/6/14[1]	752,106	12,319,350

Credit Suisse AG (New York Branch), Navistar International Group Equity Linked Nts., 10/7/14[1]	293,170	10,811,463

Credit Suisse AG (New York Branch), Safeway, Inc. Equity Linked Nts., 5/2/14[1]	279,096	9,646,500

Deutsche Bank AG (London), American Axle & Manufacturing Holdings, Inc. Equity Linked Nts., 10/3/14[1,7]	544,100	9,801,548

Deutsche Bank AG (London), American Axle & Manufacturing Holdings, Inc. Equity Linked Nts., 9/4/14[1]	495,300	8,968,255

Deutsche Bank AG (London), Standard Pacific Corp. Equity Linked Nts., 9/29/14[1,7]	1,610,000	13,301,496

Goldman Sachs Group, Inc. (The), Best Buy, Inc. Equity Linked Nts., 6/10/14[1,7]	239,000	6,356,183

Goldman Sachs Group, Inc. (The), Citigroup, Inc. Equity Linked Nts., 6/11/14[1,7]	193,000	9,280,628

Goldman Sachs Group, Inc. (The), CONSOL Energy, Inc. Equity Linked Nts., 5/27/14[1,7]	288,000	11,531,660

Goldman Sachs Group, Inc. (The), Standard Pacific Corp. Equity Linked Nts., 9/5/14[1,7]	1,682,600	14,027,914

JPMorgan Chase & Co., Navistar International Corp. Equity Linked Nts., 11/21/14[1,7]	288,520	10,634,694

JPMorgan Chase & Co., Navistar International Corp. Equity Linked Nts., 11/25/14[1,11]	265,252	10,000,000

Morgan Stanley, Teva Pharmaceutical Industries Ltd. Equity Linked Nts., 6/18/14[1,7]	368,100	16,870,525

Total Structured Securities (Cost $292,096,897)		289,929,195

		Exercise Expiration
		Price	Date		Contracts

Exchange-Traded Options Purchased—0.0%

AbbVie, Inc. Put[1]	USD	45.000	5/17/14	USD	500	2,500

Apache Corp. Put[1]	USD	82.500	5/17/14	USD	2,000	82,000

Apple, Inc. Put[1]	USD	500.000	5/17/14	USD	500	2,500

Bank of Amercia Corp. Put[1]	USD	14.000	5/17/14	USD	3,000	9,000

Baxter International, Inc. Put[1]	USD	67.500	5/17/14	USD	1,500	12,000

Citigroup, Inc. Put[1]	USD	45.000	5/17/14	USD	2,000	26,000

Citigroup, Inc. Put[1]	USD	44.000	5/17/14	USD	5,500	38,500

Ford Motor Co. Put[1]	USD	15.000	5/17/14	USD	5,000	15,000

JPMorgan Chase & Co. Put[1]	USD	50.000	6/21/14	USD	2,000	36,000

MBIA Insurance Corp. Call[1]	USD	14.000	5/17/14	USD	5,000	12,500

Medtronic, Inc. Put[1]	USD	52.500	5/17/14	USD	2,000	9,000

State Street Corp. Put[1]	USD	60.000	5/17/14	USD	1,250	17,500

20      OPPENHEIMER EQUITY INCOME FUND

		Exercise Expiration
		Price	Date		Contracts	Value

Exchange-Traded Options Purchased (Continued)

Time Warner Cable, Inc. Put[1]	USD	125.000	5/17/14	USD	1,000	$10,000

UnitedHealth Group, Inc. Put[1]	USD	70.000	5/17/14	USD	3,000	30,000

Verizon Communications, Inc. Put[1]	USD	40.000	5/17/14	USD	3,000	3,000

Wells Fargo & Co. Put[1]	USD	130.000	5/17/14	USD	750	5,250

Total Exchange-Traded Options Purchased (Cost $1,399,316)						310,750

	Shares

Investment Company—0.5%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.08%[12,13] (Cost $26,992,962)	26,992,962	26,992,962

Total Investments, at Value (Cost $4,933,233,487)	100.5%	5,943,880,242

Liabilities in Excess of Other Assets	(0.5)	(29,481,053)

Net Assets	100.0%	$5,914,399,189

Footnotes to Statement of Investments

1. Non-income producing security.

2. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $361,547,950. See Note 6 of the accompanying Notes.

3. Represents the current interest rate for a variable or increasing rate security.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,267,059 or 0.02% of the Fund’s net assets as of April 30, 2014.

5. Interest rate is less than 0.0005%.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $128,117 or less then 0.005% of the Fund’s net assets as of April 30, 2014.

7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $385,746,576 or 6.52% of the Fund’s net assets as of April 30, 2014.

8. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

21      OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

9. Restricted security. The aggregate value of restricted securities as of April 30, 2014 was $2,222,782, which represents 0.04% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation

Glen Meadow Pass-Through Trust, 6.505% Jr. Sub. Nts., 2/12/67	1/5/11	$539,897	$631,000	$91,103
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15	11/10/10-5/20/11	934,351	947,437	13,086
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37	2/24/11-7/26/11	600,957	644,345	43,388

		$2,075,205	$2,222,782	$147,577

10. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

11. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after April 30, 2014. See Note 1 of the accompanying Notes.

12. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2013	Gross Additions	Gross Reductions	Shares April 30, 2014

Oppenheimer Institutional Money Market Fund, Cl. E	86,179,484	374,505,304	433,691,826	26,992,962

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$ 26,992,962	$ 15,523

13. Rate shown is the 7-day yield as of April 30, 2014.

Exchange-Traded Options Written at April 30, 2014
Description		Exercise Price	Expiration Date	Number of Contracts	Premiums Received	Value

AbbVie, Inc. Put	USD	50.000	5/17/14 USD	(500)	$101,888	$ (20,000)

Allegheny Technologies, Inc. Call	USD	40.000	5/17/14 USD	(2,500)	219,741	(412,500)

American Axle & Manufacturing Holdings, Inc. Put	USD	18.000	5/17/14 USD	(2,000)	124,198	(160,000)

American Electric Power Co., Inc. Call	USD	55.000	5/17/14 USD	(1,000)	19,960	(10,000)

American Electric Power Co., Inc. Call	USD	55.000	6/21/14 USD	(1,215)	57,160	(52,245)

Apache Corp. Put	USD	85.000	5/17/14 USD	(2,000)	366,437	(180,000)

Apple, Inc. Put	USD	525.000	5/17/14 USD	(500)	8,950	(7,500)

Apple, Inc. Call	USD	635.000	5/17/14 USD	(250)	25,829	(14,500)

Apple, Inc. Call	USD	630.000	5/17/14 USD	(250)	24,895	(19,250)

Apple, Inc. Call	USD	625.000	5/17/14 USD	(250)	42,557	(26,750)

Assured Guaranty Ltd. Put	USD	23.000	6/21/14 USD	(2,500)	166,697	(150,000)

AT&T, Inc. Call	USD	36.000	5/17/14 USD	(5,000)	235,836	(125,000)

AT&T, Inc. Call	USD	37.000	5/17/14 USD	(2,500)	86,383	(15,000)

22      OPPENHEIMER EQUITY INCOME FUND

Exchange-Traded Options Written (Continued)
Description		Exercise Price	Expiration Date	Number of Contracts	Premiums Received	Value

Bank of America Corp. Put	USD	15.000	5/17/14 USD	(3,000)	$ 99,378	$ (63,000)

Bank of America Corp. Put	USD	17.000	5/17/14 USD	(250)	24,739	(45,750)

Baxter International, Inc. Put	USD	72.500	5/17/14 USD	(1,000)	97,028	(89,000)

Baxter International, Inc. Call	USD	72.500	5/17/14 USD	(50)	5,798	(5,250)

Beazer Homes USA, Inc. Put	USD	20.000	5/17/14 USD	(4,757)	766,645	(665,980)

Best Buy Co., Inc. Put	USD	36.000	6/21/14 USD	(1,000)	993,944	(1,035,000)

Best Buy Co., Inc. Put	USD	35.000	6/21/14 USD	(1,000)	917,775	(925,000)

Best Buy Co., Inc. Put	USD	39.000	6/21/14 USD	(2,500)	3,145,897	(3,343,750)

Bristol-Myers Squibb Co. Put	USD	45.000	6/21/14 USD	(1,000)	78,958	(45,000)

Celanese Corp., Series A Call	USD	57.500	5/17/14 USD	(6)	882	(2,280)

Celanese Corp., Series A Call	USD	60.000	5/17/14 USD	(250)	13,489	(41,250)

Citigroup, Inc. Put	USD	48.000	5/17/14 USD	(6,000)	896,745	(486,000)

Citigroup, Inc. Put	USD	49.000	5/17/14 USD	(1,010)	156,507	(123,220)

Comcast Corp., Special Cl. C Put	USD	49.000	5/17/14 USD	(2,000)	233,916	(30,000)

Domtar Corp. Put	USD	95.000	5/17/14 USD	(250)	52,279	(73,750)

Edison International Call	USD	57.500	5/17/14 USD	(2,250)	125,557	(101,250)

Ensco plc Put	USD	55.000	6/21/14 USD	(1,875)	1,473,775	(1,003,125)

Ensco plc Put	USD	57.500	6/21/14 USD	(972)	745,472	(727,056)

Everest Re Group Ltd. Call	USD	160.000	5/17/14 USD	(75)	10,272	(10,500)

Exxon Mobil Corp. Call	USD	105.000	5/17/14 USD	(50)	1,348	(1,650)

Exxon Mobil Corp. Call	USD	100.000	5/17/14 USD	(200)	38,991	(55,000)

Ford Motor Co. Put	USD	16.000	6/21/14 USD	(1,750)	337,675	(71,750)

Ford Motor Co. Put	USD	16.000	5/17/14 USD	(15,000)	1,463,610	(270,000)

General Electric Co. Put	USD	26.000	5/17/14 USD	(500)	35,979	(3,500)

General Motors Co. Put	USD	37.000	6/21/14 USD	(4,999)	2,034,870	(1,587,183)

General Motors Co. Put	USD	39.000	6/21/14 USD	(1,250)	649,939	(612,500)

General Motors Co. Put	USD	38.000	6/21/14 USD	(750)	320,965	(300,000)

General Motors Co. Put	USD	36.000	5/17/14 USD	(950)	222,258	(158,650)

J.C. Penney Co., Inc. Put	USD	7.000	5/17/14 USD	(750)	120,719	(6,750)

J.C. Penney Co., Inc. Put	USD	10.000	5/17/14 USD	(1,018)	359,308	(162,880)

J.C. Penney Co., Inc. Put	USD	9.000	8/16/14 USD	(3,375)	745,726	(502,875)

JPMorgan Chase & Co. Put	USD	55.000	6/21/14 USD	(1,000)	138,347	(104,000)

Kinder Morgan, Inc. Put	USD	37.500	6/21/14 USD	(2,123)	1,386,204	(1,040,270)

Kroger Co. (The) Call	USD	44.000	5/17/14 USD	(1,000)	98,958	(212,500)

Kroger Co. (The) Call	USD	45.000	5/17/14 USD	(1,500)	80,939	(135,000)

Lear Corp. Call	USD	90.000	5/17/14 USD	(250)	36,739	(2,500)

MBIA Insurance Corp. Put	USD	12.000	5/17/14 USD	(7,500)	320,194	(285,000)

MBIA Insurance Corp. Put	USD	11.000	5/17/14 USD	(7,500)	805,767	(90,000)

Medtronic, Inc. Put	USD	57.500	5/17/14 USD	(1,000)	109,958	(37,000)

Merck & Co., Inc. Call	USD	57.500	5/17/14 USD	(225)	23,616	(37,800)

MGIC Investment Corp. Put	USD	8.000	5/17/14 USD	(7,500)	254,410	(60,000)

Micron Technology, Inc. Put	USD	22.000	5/17/14 USD	(1,000)	64,789	(7,000)

Microsoft Corp. Call	USD	41.000	5/17/14 USD	(3,250)	182,142	(100,750)

Microsoft Corp. Call	USD	42.000	5/17/14 USD	(1,000)	29,964	(9,000)

Mosaic Co. (The) Call	USD	52.500	5/17/14 USD	(875)	21,965	(21,000)

Mosaic Co. (The) Put	USD	50.000	5/17/14 USD	(1,000)	253,645	(98,000)

NRG Energy, Inc. Call	USD	33.000	5/17/14 USD	(3,000)	160,092	(174,000)

Pfizer, Inc. Call	USD	33.000	5/17/14 USD	(1,000)	10,690	(8,000)

Potash Corp. of Saskatchewan, Inc. Call	USD	37.000	5/17/14 USD	(1,000)	28,959	(25,000)

Potash Corp. of Saskatchewan, Inc. Call	USD	36.000	5/17/14 USD	(1,000)	57,424	(65,000)

Procter & Gamble Co. (The) Call	USD	82.500	5/17/14 USD	(250)	13,990	(19,250)

QUALCOMM, Inc. Call	USD	80.000	5/17/14 USD	(750)	182,464	(38,250)

QUALCOMM, Inc. Call	USD	77.500	5/17/14 USD	(4,800)	1,921,649	(835,200)

23      OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Exchange-Traded Options Written (Continued)
Description		Exercise Price	Expiration Date	Number of Contracts	Premiums Received	Value

Radian Group, Inc. Put	USD	14.000	5/17/14 USD	(10,500)	$529,146	$(577,500)

Radian Group, Inc. Put	USD	13.000	6/21/14 USD	(5,000)	213,546	(212,500)

Standard Pacific Corp. Put	USD	8.000	5/17/14 USD	(1,000)	28,959	(30,000)

Standard Pacific Corp. Call	USD	8.000	5/17/14 USD	(750)	16,220	(18,750)

State Street Corp. Put	USD	65.000	5/17/14 USD	(1,000)	144,047	(144,000)

Teva Pharmaceutical Industries Ltd. Call	USD	52.500	5/17/14 USD	(2,500)	202,661	(107,500)

Time Warner Cable, Inc. Put	USD	135.000	5/17/14 USD	(750)	188,967	(26,250)

UnitedHealth Group, Inc. Put	USD	75.000	6/21/14 USD	(1,000)	220,176	(196,000)

UnitedHealth Group, Inc. Put	USD	75.000	5/17/14 USD	(1,000)	123,958	(107,000)

UnitedHealth Group, Inc. Put	USD	72.500	6/21/14 USD	(1,000)	104,958	(114,000)

Wells Fargo & Co. Call	USD	49.000	5/17/14 USD	(2,000)	137,918	(158,000)

Wells Fargo & Co. Put	USD	140.000	5/17/14 USD	(500)	89,978	(15,000)

Windstream Holdings, Inc. Call	USD	9.000	5/17/14 USD	(7,500)	153,046	(195,000)

Total of Exchange-Traded Options Written					$25,987,460	$(19,047,664)

See accompanying Notes to Financial Statements.

24      OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES April 30, 2014 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $4,906,240,525)	$5,916,887,280
Affiliated companies (cost $26,992,962)	26,992,962

5,943,880,242

Cash	783,866

Receivables and other assets:
Investments sold	42,499,831
Interest and dividends	11,898,994
Shares of beneficial interest sold	10,702,562
Other	719,591

Total assets	6,010,485,086

Liabilities
Options written, at value (premiums received $25,987,460)	19,047,664

Payables and other liabilities:
Investments purchased (including $10,000,000 purchased on a when-issued or delayed delivery basis)	65,109,731
Shares of beneficial interest redeemed	10,429,366
Distribution and service plan fees	1,095,088
Trustees’ compensation	368,120
Other	35,928

Total liabilities	96,085,897

Net Assets	$5,914,399,189

Composition of Net Assets
Par value of shares of beneficial interest	$19,111

Additional paid-in capital	4,797,025,203

Accumulated net investment loss	(28,991,657)

Accumulated net realized gain on investments	128,759,133

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,017,587,399

Net Assets	$5,914,399,189

25      OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $4,092,585,446 and 127,392,465 shares of beneficial interest outstanding)	$32.13

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$34.09

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $168,308,300 and 6,274,721 shares of beneficial interest outstanding)	$26.82

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $940,919,545 and 35,026,360 shares of beneficial interest outstanding)	$26.86

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $86,884,859 and 2,706,955 shares of beneficial interest outstanding)	$32.10

Class N Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $201,900,797 and 6,513,655 shares of beneficial interest outstanding)	$31.00

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $423,800,242 and 13,199,370 shares of beneficial interest outstanding)	$32.11

See accompanying Notes to Financial Statements.

26      OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF OPERATIONS For the Six Months Ended April 30, 2014 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $537,294)	$92,834,837
Affiliated companies	15,523
Interest	12,251,647
Total investment income	105,102,007
Expenses
Management fees	15,184,886
Distribution and service plan fees:
Class A	4,745,292
Class B	837,118
Class C	4,342,057
Class N	478,210
Transfer and shareholder servicing agent fees:
Class A	3,342,910
Class B	218,977
Class C	742,269
Class I	10,313
Class N	251,608
Class Y	299,390
Shareholder communications:
Class A	68,021
Class B	8,239
Class C	15,917
Class I	181
Class N	2,495
Class Y	2,788
Trustees’ compensation	63,812
Custodian fees and expenses	14,127
Other	310,184
Total expenses	30,938,794
Less waivers and reimbursements of expenses	(18,169)
Net expenses	30,920,625
Net Investment Income	74,181,382
Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies (including premiums on options exercised)	193,511,795
Closing and expiration of option contracts written	50,206,608
Net realized gain	243,718,403
Net change in unrealized appreciation/depreciation on:
Investments	122,131,392
Translation of assets and liabilities denominated in foreign currencies	1,390
Option contracts written	(689,997)
Net change in unrealized appreciation/depreciation	121,442,785
Net Increase in Net Assets Resulting from Operations	$439,342,570

See accompanying Notes to Financial Statements.

27      OPPENHEIMER EQUITY INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Operations
Net investment income	$74,181,382	$105,502,369
Net realized gain	243,718,403	252,127,888
Net change in unrealized appreciation/depreciation	121,442,785	615,555,976
Net increase in net assets resulting from operations	439,342,570	973,186,233
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(75,403,541)	(86,102,360)
Class B	(3,189,430)	(3,959,576)
Class C	(16,967,937)	(16,106,656)
Class I	(1,416,280)	(926,195)
Class N	(3,489,709)	(3,960,895)
Class Y	(8,049,770)	(8,068,147)
	(108,516,667)	(119,123,829)
Distributions from net realized gain:
Class A	(133,430,617)	(26,642,670)
Class B	(6,950,474)	(1,790,002)
Class C	(34,341,006)	(5,758,698)
Class I	(2,191,840)	(100,130)
Class N	(6,743,063)	(1,368,886)
Class Y	(13,098,566)	(2,106,354)
	(196,755,566)	(37,766,740)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	243,530,020	663,130,448
Class B	(2,495,602)	(6,605,046)
Class C	122,926,512	233,752,259
Class I	25,492,457	42,440,350
Class N	14,433,605	29,932,968
Class Y	51,886,226	112,261,454
	455,773,218	1,074,912,433
Net Assets
Total increase	589,843,555	1,891,208,097
Beginning of period	5,324,555,634	3,433,347,537

End of period (including accumulated net investment income (loss) of $(28,991,657) and $5,343,628, respectively)	$5,914,399,189	$5,324,555,634

See accompanying Notes to Financial Statements.

28      OPPENHEIMER EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011		Year Ended October 29, 2010[1]	Year Ended October 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$31.35	$25.80	$22.95	$22.87		$19.23	$15.65

Income (loss) from investment operations:
Net investment income[2]	0.43	0.75	0.61	0.51		0.40	0.70
Net realized and unrealized gain	2.07	5.89	2.97	0.11		3.65	3.62

Total from investment operations	2.50	6.64	3.58	0.62		4.05	4.32

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.61)	(0.82)	(0.73)	(0.54)		(0.41)	(0.74)
Distributions from net realized gain	(1.11)	(0.27)	0.00	0.00		0.00	0.00

Total dividends and/or distributions to shareholders	(1.72)	(1.09)	(0.73)	(0.54)		(0.41)	(0.74)

Net asset value, end of period	$32.13	$31.35	$25.80	$22.95		$22.87	$19.23

Total Return, at Net Asset Value[3]	8.22%	26.57%	15.94%	2.64%		21.25%	28.82%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,092,585	$3,748,273	$2,494,276	$2,116,802		$918,456	$323,033

Average net assets (in thousands)	$3,943,749	$3,048,993	$2,276,255	$1,591,296		$593,104	$225,561

Ratios to average net assets:[4]
Net investment income	2.79%	2.62%	2.51%	2.13%		1.86%	4.29%
Total expenses[5]	0.97%	1.01%	1.06%	1.09%		1.21%	1.36%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.97%	1.01%	1.06%	1.09%		1.21%	1.36%

Portfolio turnover rate	23%	31%	30%	37%	[6]	60%	105%

29      OPPENHEIMER EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS Continued

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2014	0.97%
Year Ended October 31, 2013	1.01%
Year Ended October 31, 2012	1.06%
Year Ended October 31, 2011	1.09%
Year Ended October 29, 2010	1.21%
Year Ended October 31, 2009	1.36%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended October 31, 2011	$—	$68,139,011

See accompanying Notes to Financial Statements.

30      OPPENHEIMER EQUITY INCOME FUND

Class B	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011		Year Ended October 29, 2010[1]	Year Ended October 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$26.45	$21.95	$19.64	$19.68		$16.61	$13.63

Income (loss) from investment operations:
Net investment income[2]	0.26	0.41	0.32	0.25		0.18	0.50
Net realized and unrealized gain	1.72	4.98	2.55	0.08		3.15	3.11

Total from investment operations	1.98	5.39	2.87	0.33		3.33	3.61

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.50)	(0.62)	(0.56)	(0.37)		(0.26)	(0.63)
Distributions from net realized gain	(1.11)	(0.27)	0.00	0.00		0.00	0.00

Total dividends and/or distributions to shareholders	(1.61)	(0.89)	(0.56)	(0.37)		(0.26)	(0.63)

Net asset value, end of period	$26.82	$26.45	$21.95	$19.64		$19.68	$16.61

Total Return, at Net Asset Value[3]	7.74%	25.35%	14.90%	1.61%		20.22%	27.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$168,308	$168,407	$146,117	$128,777		$65,791	$31,723

Average net assets (in thousands)	$168,943	$155,005	$138,448	$96,706		$48,363	$24,503

Ratios to average net assets:[4]
Net investment income	1.96%	1.72%	1.56%	1.20%		0.96%	3.57%
Total expenses[5]	1.83%	1.94%	2.02%	2.06%		2.25%	2.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.83%	1.94%	2.02%	2.02%		2.13%	2.22%

Portfolio turnover rate	23%	31%	30%	37%	[6]	60%	105%

31      OPPENHEIMER EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS Continued

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2014	1.83%
Year Ended October 31, 2013	1.94%
Year Ended October 31, 2012	2.02%
Year Ended October 31, 2011	2.06%
Year Ended October 29, 2010	2.25%
Year Ended October 31, 2009	2.48%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended October 31, 2011	$—	$68,139,011

See accompanying Notes to Financial Statements.

32      OPPENHEIMER EQUITY INCOME FUND

Class C	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$26.50	$21.99	$19.68	$19.72	$16.65	$13.66

Income (loss) from investment operations:
Net investment income[2]	0.26	0.45	0.35	0.28	0.19	0.50
Net realized and unrealized gain	1.74	5.00	2.55	0.09	3.16	3.13

Total from investment operations	2.00	5.45	2.90	0.37	3.35	3.63

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.53)	(0.67)	(0.59)	(0.41)	(0.28)	(0.64)
Distributions from net realized gain	(1.11)	(0.27)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(1.64)	(0.94)	(0.59)	(0.41)	(0.28)	(0.64)

Net asset value, end of period	$26.86	$26.50	$21.99	$19.68	$19.72	$16.65

Total Return, at Net Asset Value[3]	7.78%	25.62%	15.05%	1.79%	20.30%	27.77%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$940,920	$803,867	$458,291	$365,942	$128,951	$44,774

Average net assets (in thousands)	$877,324	$607,483	$408,320	$269,739	$80,931	$32,357

Ratios to average net assets:[4]
Net investment income	2.01%	1.83%	1.72%	1.36%	1.02%	3.53%
Total expenses[5]	1.73%	1.77%	1.85%	1.86%	2.05%	2.28%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.73%	1.77%	1.85%	1.86%	2.05%	2.17%

Portfolio turnover rate	23%	31%	30%	37%[6]	60%	105%

33      OPPENHEIMER EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS Continued

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2014	1.73%
Year Ended October 31, 2013	1.77%
Year Ended October 31, 2012	1.85%
Year Ended October 31, 2011	1.86%
Year Ended October 29, 2010	2.05%
Year Ended October 31, 2009	2.28%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended October 31, 2011	$—	$68,139,011

See accompanying Notes to Financial Statements.

34      OPPENHEIMER EQUITY INCOME FUND

Class I	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Period Ended October 31, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$31.32	$25.78	$24.90

Income (loss) from investment operations:
Net investment income[2]	0.48	0.83	0.43
Net realized and unrealized gain	2.08	5.92	0.93

Total from investment operations	2.56	6.75	1.36

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.67)	(0.94)	(0.48)
Distributions from net realized gain	(1.11)	(0.27)	0.00

Total dividends and/or distributions to shareholders	(1.78)	(1.21)	(0.48)

Net asset value, end of period	$32.10	$31.32	$25.78

Total Return, at Net Asset Value[3]	8.42%	27.06%	5.57%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$86,885	$59,332	$10,147

Average net assets (in thousands)	$69,551	$34,913	$414

Ratios to average net assets:[4]
Net investment income	3.06%	2.85%	2.73%
Total expenses[5]	0.59%	0.61%	0.63%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.59%	0.61%	0.63%

Portfolio turnover rate	23%	31%	30%

1. For the period from February 28, 2012 (inception of offering) to October 31, 2012.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2014	0.59%
Year Ended October 31, 2013	0.61%
Period Ended October 31, 2012	0.63%

See accompanying Notes to Financial Statements.

35      OPPENHEIMER EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class N	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011		Year Ended October 29, 2010[1]	Year Ended October 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$30.31	$24.99	$22.25	$22.21		$18.70	$15.24

Income (loss) from investment operations:
Net investment income[2]	0.37	0.63	0.49	0.41		0.30	0.64
Net realized and unrealized gain	1.99	5.70	2.89	0.08		3.55	3.51

Total from investment operations	2.36	6.33	3.38	0.49		3.85	4.15

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.56)	(0.74)	(0.64)	(0.45)		(0.34)	(0.69)
Distributions from net realized gain	(1.11)	(0.27)	0.00	0.00		0.00	0.00

Total dividends and/or distributions to shareholders	(1.67)	(1.01)	(0.64)	(0.45)		(0.34)	(0.69)

Net asset value, end of period	$31.00	$30.31	$24.99	$22.25		$22.21	$18.70

Total Return, at Net Asset Value[3]	8.01%	26.11%	15.51%	2.14%		20.77%	28.40%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$201,901	$182,858	$124,081	$96,121		$40,582	$12,966

Average net assets (in thousands)	$193,440	$150,952	$111,920	$73,231		$25,675	$9,706

Ratios to average net assets:[4]
Net investment income	2.43%	2.27%	2.08%	1.73%		1.48%	4.08%
Total expenses[5]	1.32%	1.36%	1.48%	1.55%		1.83%	2.36%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.32%	1.36%	1.48%	1.50%		1.58%	1.67%

Portfolio turnover rate	23%	31%	30%	37%	[6]	60%	105%

36      OPPENHEIMER EQUITY INCOME FUND

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2014	1.32%
Year Ended October 31, 2013	1.36%
Year Ended October 31, 2012	1.48%
Year Ended October 31, 2011	1.55%
Year Ended October 29, 2010	1.83%
Year Ended October 31, 2009	2.36%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended October 31, 2011	$—	$68,139,011

See accompanying Notes to Financial Statements.

37      OPPENHEIMER EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$31.34	$25.79	$22.94	$25.76

Income (loss) from investment operations:
Net investment income[2]	0.47	0.84	0.66	0.36
Net realized and unrealized gain (loss)	2.07	5.89	2.99	(2.78)

Total from investment operations	2.54	6.73	3.65	(2.42)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.66)	(0.91)	(0.80)	(0.40)
Distributions from net realized gain	(1.11)	(0.27)	0.00	0.00

Total dividends and/or distributions to shareholders	(1.77)	(1.18)	(0.80)	(0.40)

Net asset value, end of period	$32.11	$31.34	$25.79	$22.94

Total Return, at Net Asset Value[3]	8.33%	26.97%	16.30%	(9.45)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$423,800	$361,819	$200,436	$109,193

Average net assets (in thousands)	$396,554	$258,619	$131,940	$50,333

Ratios to average net assets:[4]
Net investment income	3.02%	2.89%	2.73%	2.32%
Total expenses[5]	0.71%	0.71%	0.76%	0.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.71%	0.71%	0.76%	0.80%

Portfolio turnover rate	23%	31%	30%	37%	[6]

1. For the period from February 28, 2011 (inception of offering) to October 31, 2011.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2014	0.71%
Year Ended October 31, 2013	0.71%
Year Ended October 31, 2012	0.76%
Period Ended October 31, 2011	0.80%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended October 31, 2011	$—	$68,139,011

See accompanying Notes to Financial Statements.

38      OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS April 30, 2014 Unaudited

1. Significant Accounting Policies

Oppenheimer Equity Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

    The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

    The following is a summary of significant accounting policies consistently followed by the Fund.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund

39      OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of April 30, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$10,000,000

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of April 30, 2014 is as follows:

Cost	$21,867,980
Market Value	$27,429,450
Market Value as % of Net Assets	0.46%

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

40      OPPENHEIMER EQUITY INCOME FUND

1. Significant Accounting Policies (Continued)

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

    Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

    During the fiscal year ended October 31, 2013, the Fund utilized $21,332,975 capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had $19,920,205 of straddle losses which were deferred. Details of the fiscal year ended October 31, 2013 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2016	$17,942,781
2017	66,712,719

Total	$84,655,500

41      OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Of these losses, $84,655,500 are subject to Sec. 382 loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $21,332,975 per year and have expiration dates ranging from 10/31/2016 to 10/31/2017.

As of April 30, 2014, it is estimated that there will be no capital loss carryforward. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended April 30, 2014, it is estimated that the Fund will utilize $84,655,500 of capital loss carryforward to offset realized capital gains.

    Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

    The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$4,939,534,576
Federal tax cost of other investments	(25,987,460)

Total federal tax cost	$4,913,547,116

Gross unrealized appreciation	$1,108,547,353
Gross unrealized depreciation	(97,261,891)

Net unrealized appreciation	$1,011,285,462

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended April 30, 2014, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$19,289
Payments Made to Retired Trustees	30,623
Accumulated Liability as of April 30, 2014	184,818

42      OPPENHEIMER EQUITY INCOME FUND

1. Significant Accounting Policies (Continued)

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.

    The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

43      OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued

44      OPPENHEIMER EQUITY INCOME FUND

2. Securities Valuation (Continued)

at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation

45      OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of April 30, 2014 based on valuation input level:

46      OPPENHEIMER EQUITY INCOME FUND

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$801,286,194	$—	$—	$801,286,194
Consumer Staples	242,947,730	—	—	242,947,730
Energy	648,558,675	—	—	648,558,675
Financials	1,471,417,137	—	—	1,471,417,137
Health Care	383,618,163	—	—	383,618,163
Industrials	156,853,738	—	—	156,853,738
Information Technology	425,195,525	—	—	425,195,525
Materials	295,110,773	—	—	295,110,773
Telecommunication Services	330,598,230	—	—	330,598,230
Utilities	151,582,200	—	—	151,582,200
Preferred Stocks	73,464,991	55,011,283	—	128,476,274
Rights, Warrants and Certificates	2,793,600	—	—	2,793,600
Mortgage-Backed Obligations	—	4,600,438	—	4,600,438
U.S. Government Obligation	—	464,945	—	464,945
Non-Convertible Corporate Bonds and Notes	—	90,775,630	—	90,775,630
Convertible Corporate Bonds and
Notes	—	492,368,083	—	492,368,083
Structured Securities	—	289,929,195	—	289,929,195
Exchange-Traded Options
Purchased	310,750	—	—	310,750
Investment Company	26,992,962	—	—	26,992,962
Total Assets	$5,010,730,668	$933,149,574	$—	$5,943,880,242

Liabilities Table
Other Financial Instruments:
Options written, at value	$(19,047,664)	$—	$—	$(19,047,664)
Total Liabilities	$(19,047,664)	$—	$—	$(19,047,664)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*
Assets Table
Investments, at Value:
Preferred Stocks	$ (13,992,000)	$13,992,000
Total Assets	$ (13,992,000)	$13,992,000

*Transferred from Level 1 to Level 2 due to the absence of a readily available unadjusted quoted market price.

47      OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.0001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 30, 2014		Year Ended October 31, 2013
	Shares	Amount	Shares	Amount
Class A
Sold	16,374,495	$513,073,874	44,058,350	$1,272,584,370
Dividends and/or distributions reinvested	6,288,840	194,608,324	3,861,959	103,823,368
Redeemed	(14,825,021)	(464,152,178)	(25,031,471)	(713,277,290)

Net increase	7,838,314	$243,530,020	22,888,838	$663,130,448

Class B
Sold	341,391	$8,985,711	1,072,954	$26,323,574
Dividends and/or distributions reinvested	370,776	9,599,297	242,309	5,423,354
Redeemed	(803,443)	(21,080,610)	(1,607,231)	(38,351,974)

Net decrease	(91,276)	$(2,495,602)	(291,968)	$(6,605,046)

Class C
Sold	5,638,999	$148,283,405	13,051,163	$321,164,661
Dividends and/or distributions reinvested	1,758,347	45,606,444	856,332	19,486,539
Redeemed	(2,706,016)	(70,963,337)	(4,410,736)	(106,898,941)

Net increase	4,691,330	$122,926,512	9,496,759	$233,752,259

Class I
Sold	909,383	$28,569,169	1,690,581	$47,799,309
Dividends and/or distributions reinvested	101,534	3,136,050	32,165	903,370
Redeemed	(198,170)	(6,212,762)	(222,094)	(6,262,329)

Net increase	812,747	$25,492,457	1,500,652	$42,440,350

Class N
Sold	1,198,468	$36,305,825	2,588,728	$71,817,339
Dividends and/or distributions reinvested	314,555	9,397,000	185,993	4,820,526
Redeemed	(1,032,831)	(31,269,220)	(1,706,947)	(46,704,897)

Net increase	480,192	$14,433,605	1,067,774	$29,932,968

Class Y
Sold	3,249,121	$101,896,398	7,590,332	$219,492,586
Dividends and/or distributions reinvested	543,494	16,810,157	286,727	7,766,987
Redeemed	(2,139,519)	(66,820,329)	(4,101,879)	(114,998,119)

Net increase	1,653,096	$51,886,226	3,775,180	$112,261,454

48      OPPENHEIMER EQUITY INCOME FUND

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended April 30, 2014 were as follows:

	Purchases	Sales
Investment securities	$1,646,743,029	$1,300,200,941
U.S. government and government agency obligations	—	50,180

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $400 million	0.70%
Next $400 million	0.68
Next $400 million	0.65
Next $400 million	0.60
Next $400 million	0.55
Next $3.0 billion	0.50
Next $5.0 billion	0.45
Over $10.0 billion	0.42

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

49      OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2014 were as follows:

Class B	$1,764,939
Class C	8,924,536
Class N	1,979,634

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
April 30, 2014	$1,120,922	$21,111	$93,066	$53,548	$1,881

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5. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended April 30, 2014, the Manager waived fees and/or reimbursed the Fund $18,169 for IMMF management fees.

The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an

51      OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost

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6. Risk Exposures and the Use of Derivative Instruments (Continued)

of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the six months ended April 30, 2014, the Fund had an ending monthly average market value of $2,249,750 and $352,916 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the six months ended April 30, 2014, the Fund had an ending monthly average market value of $5,066,160 and $15,144,146 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the six months ended April 30, 2014 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of October 31, 2013	58,952	$8,369,646	169,269	$18,120,089
Options written	391,423	34,163,689	412,943	53,654,438
Options closed or expired	(231,298)	(21,577,798)	(294,554)	(28,628,810)
Options exercised	(170,581)	(16,687,403)	(172,829)	(21,426,391)
Options outstanding as of April 30, 2014	48,496	$4,268,134	114,829	$21,719,326

53      OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must

54      OPPENHEIMER EQUITY INCOME FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of April 30, 2014:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Equity contracts	Investments, at value	$310,750	*	Options written, at value	$19,047,664

*Amounts relate to purchased option contracts.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of option contracts written	Total
Equity contracts	$(7,675,245)	$50,206,608	$42,531,363
*Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.
Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Total
Equity contracts	$705,109	$(689,997)	$15,112

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Restricted Securities

As of April 30, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

8. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain

55      OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Pending Litigation (Continued)

officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. The settlements are subject to a variety of contingencies, including approval by the court. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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OPPENHEIMER EQUITY INCOME FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Joseph M. Wikler, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Michael S. Levine, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel

Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

59      OPPENHEIMER EQUITY INCOME FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

—

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0835.001.0414 June 25, 2014

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/30/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)    (1)   Not applicable to semiannual reports.

(2)	Exhibits attached hereto.

(3)	Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Equity Income Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	6/9/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	6/9/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	6/9/2014